April 25, 2014

DBX ETF TRUST

db X-trackers MSCI Emerging Markets Hedged Equity Fund (“DBEM”)

db X-trackers MSCI All World ex U.S. Hedged Equity Fund (“DBAW”)

(the “Funds”)

Supplement to the Statement of Additional Information

dated October 1, 2013

The following information supplements and should be read in conjunction with the information contained in the section of the Statement of Additional Information entitled “Investment Strategies and Risks”:

Russian Securities. As a result of recent political and military actions undertaken by Russia, the United States and the European Union have instituted sanctions against certain Russian officials and Bank Rossiya. These sanctions, and any additional sanctions or other intergovernmental actions that may be undertaken against Russia in the future, may result in the devaluation of Russian currency, a downgrade in the Russia’s credit rating, and a decline in the value and liquidity of Russian securities. These sanctions could result in the immediate freeze of Russian securities, impairing the ability of a fund to buy, sell, receive, or deliver those securities. Retaliatory action by the Russian government could involve the seizure of US and/or European residents’ assets, and any such actions are likely to impair the value and liquidity of such assets. Any or all of these potential results could push Russia’s economy into a recession. These sanctions, and the continued disruption of the Russian economy, could have a negative effect on the performance of DBEM and DBAW to the extent their Underlying Indexes and their portfolios contain the securities of Russian issuers.

Please retain this supplement for future reference.